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                                                                EXHIBIT 10.38
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  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                   1. CONTRACT ID CODE             PAGE OF PAGES
                                                                                  U                        1/60
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2. AMENDMENT/MODIFICATION NO.                3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJECT NO. (If applicable)
     P00005                                  See blk 16c                N00024-98-NR-91652           9-312-91652
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6. ISSUED BY                           CODE    N00024             7. ADMINISTERED BY (If other than item 5)    CODE    N62793
                                             -----------------                                                       ---------------
Naval Sea Systems Command                                            SUPERVISOR OF SHIPBUILDING
SEA-02215M Mark McGlynn                                              CONVERSION AND REPAIR
2531 Jefferson Davis Hwy                                             Newport News, VA 23607-2785
Arlington, VA 22242-5160

Phone:  703-602-7519
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8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)       9A. AMENDMENT OF SOLICITATION NO.

   NEWPORT NEWS SHIPBUILDING
   4101 WASHINGTON AVENUE                                                      -----------------------------------------------------
   NEWPORT NEWS, VA 23607                                                        9B. DATED (SEE ITEM 11)
   CEC NO: 050648757
   TIN NO: 74-1541566                                                       --------------------------------------------------------
                                                                                 10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                             X   N00024-98-C-2107
                                                                               -----------------------------------------------------
DUNS No: 001307495                                                               10B. DATED (SEE ITEM 13)
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CODE 43689                             FACILITY CODE 73689                       06 FEBRUARY 1998
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[_] The above numbered solicitation is awarded as set forth in Item 14. The hours and date specified for receipt of Offers [_] is extended, [_] is not extended.

Offers must acknowledge receipt of this amendments prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes references to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 10A
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       A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/
          ORDER NO. IN ITEM 10A.
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       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM: 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
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[X]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         Mutual Agreement of the Parties
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      D. OTHER (Specify type of modification and authority)
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E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                         SEE ATTACHED PAGE

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and affect.
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15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     T. C. Schievelbein                                               James G. Lofgren
     Executive Vice President                                         Contracting Officer
                                                                      Naval Sea Systems Command
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15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED      16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
     /s/ T. C. Schievelbein                          FEB 10 1999           BY /s/ James G. Lofgren                  2-12-99
     ----------------------------------------                            -----------------------------------
     (Signature of person authorized to sign)                            (Signature of Contracting Officer)
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                                                                                                         STANDARD FORM 30(REV.10-83)

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                                                                N00024-98-C-2107
                                                                          P00005

                                                                    Page 2 of 60

The purpose of this modification to Contract N00024-98-C-2107 is to (1) add an additional Contract Line Item for FY 99 advance planning effort (Item 0005) in preparation for CVN 69 Refueling and Complex Overhaul (RCOH) and revise the contract to conform to all current requirements of statues, executive orders, and regulations. Accordingly, the subject contract is modified as follows:

1.   Under Section B - SUPPLIES OR SERVICES AND PRICES/COSTS:

     a)  Item 0005 is added to the Description of Supplies as follows:

     "Item     DESCRIPTION
     -----     -----------
     0005      Prepare for the refueling, alterations, repairs,
               maintenance and routine work on the USS DWIGHT D.
               EISENHOWER (CVN 69) and its reactor plants"

     b) The Description for Item 0002 is modified to include new exhibits and include data for Item 0005. The description is replaced in its entirety with the following:

               "Date for Items 0001 and 0005 (see DD Form 1423,
               Exhibits "A", "B", and "C", attached hereto) NSP -
               Amount Included in Price of Items 0001 and 0005"


     c) The table of estimated cost, fixed fee and man-hours is changed to add:

     "         ESTIMATED     FIXED          FEE
    ITEM         COST         FEE        INCENTIVE   TOTAL AMOUNT   MAN-HOURS
    ----         ----         ---        ---------   ------------   ---------
    0005     $155,183,608 $12,300,162    $2,306,280  $169,790,050   2,119,317

GRAND TOTAL  $172,077,407 $13,789,312    $2,306,280  $188,172,999   2,400,246"

     d) In the paragraph entitled PAYMENT OF FEE(S) (LEVEL OF EFFORT) (NAVSEA) (MAY 1993), the fee percent in paragraph
          (b) is changed. In the second sentence, delete "Such payments shall be equal to eight point eight one percent
                                     -----------------------------
          (8.81)" and in lieu thereof insert "Such payments for Item
          -------
          0001 shall be equal to eight point eight one percent (8.81%)
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          and for Item 0005 shall be equal to seven point nine three percent (7.93%). The